Invesco Low Volatility Equity Yield Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	LVEY-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.66%
Airlines–0.38%
United Continental Holdings, Inc.(b)	10,600	$823,090
Airport Services–0.30%
Macquarie Infrastructure Corp.	16,400	653,868
Apparel Retail–1.10%
Foot Locker, Inc.	60,000	2,361,000
Apparel, Accessories & Luxury Goods–0.15%
Gildan Activewear, Inc. (Canada)	8,800	317,328
Asset Management & Custody Banks–0.07%
Waddell & Reed Financial, Inc., Class A	9,200	148,580
Auto Parts & Equipment–0.20%
Garrett Motion, Inc. (Switzerland)(b)	28,300	435,254
Automobile Manufacturers–1.37%
General Motors Co.	88,300	2,943,922
Automotive Retail–1.77%
AutoZone, Inc.(b)	3,715	3,815,714
Biotechnology–10.78%
AbbVie, Inc.	45,100	3,459,621
Alexion Pharmaceuticals, Inc.(b)	14,700	1,671,096
Amgen, Inc.	21,750	3,625,725
Biogen, Inc.(b)	14,700	3,223,563
Gilead Sciences, Inc.	60,000	3,735,000
Incyte Corp.(b)	21,400	1,682,682
Regeneron Pharmaceuticals, Inc.(b)	9,860	2,974,959
United Therapeutics Corp.(b)	33,800	2,838,186
		23,210,832
Broadcasting–2.57%
AMC Networks, Inc., Class A(b)	30,900	1,630,593
Sinclair Broadcast Group, Inc., Class A	25,000	1,342,000
TEGNA, Inc.	169,200	2,561,688
		5,534,281
Building Products–0.15%
Resideo Technologies, Inc.(b)	16,300	320,784
Cable & Satellite–1.48%
Comcast Corp., Class A	77,500	3,177,500
Coal & Consumable Fuels–1.14%
Peabody Energy Corp.	104,300	2,453,136
Commodity Chemicals–0.56%
Methanex Corp. (Canada)	29,000	1,202,630
Shares		Value
Construction Machinery & Heavy Trucks–2.54%
Allison Transmission Holdings, Inc.	79,600	$3,294,644
Cummins, Inc.	14,400	2,170,944
		5,465,588
Consumer Electronics–1.45%
Garmin Ltd.	40,900	3,128,032
Consumer Finance–3.90%
Ally Financial, Inc.	100,500	2,901,435
Navient Corp.	228,400	2,978,336
OneMain Holdings, Inc.	8,700	259,869
Santander Consumer USA Holdings, Inc.	100,600	2,252,434
		8,392,074
Data Processing & Outsourced Services–0.28%
Automatic Data Processing, Inc.	3,750	600,450
Department Stores–1.37%
Kohl’s Corp.	59,800	2,949,336
Diversified Banks–4.12%
Bank of Montreal (Canada)	44,700	3,245,667
Canadian Imperial Bank of Commerce (Canada)	47,200	3,576,816
Toronto-Dominion Bank (The) (Canada)	37,400	2,043,910
		8,866,393
Electric Utilities–8.48%
Entergy Corp.	46,700	4,533,169
Exelon Corp.	88,400	4,250,272
FirstEnergy Corp.	105,800	4,363,192
Hawaiian Electric Industries, Inc.	8,300	344,782
OGE Energy Corp.	7,900	328,324
PPL Corp.	107,900	3,211,104
Southern Co. (The)	23,200	1,241,200
		18,272,043
Electronic Equipment & Instruments–0.21%
Zebra Technologies Corp., Class A(b)	2,600	445,744
Fertilizers & Agricultural Chemicals–1.15%
CF Industries Holdings, Inc.	61,400	2,470,736
Footwear–2.02%
Deckers Outdoor Corp.(b)	28,650	4,357,665
Forest Products–0.09%
Norbord, Inc. (Canada)	10,500	204,855
Health Care Facilities–1.41%
HCA Healthcare, Inc.	21,800	2,636,928

See accompanying notes which are an integral part of this schedule.
Invesco Low Volatility Equity Yield Fund

Shares		Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	20,500	$409,180
		3,046,108
Health Care REITs–0.43%
Medical Properties Trust, Inc.	45,400	807,212
National Health Investors, Inc.	1,500	117,825
		925,037
Homefurnishing Retail–0.67%
Bed Bath & Beyond, Inc.	114,100	1,447,929
Hotel & Resort REITs–0.40%
Hospitality Properties Trust	34,300	853,041
Hotels, Resorts & Cruise Lines–1.71%
Extended Stay America, Inc.(c)	192,100	3,292,594
Hyatt Hotels Corp., Class A	5,400	390,096
		3,682,690
Household Appliances–0.66%
Helen of Troy Ltd.(b)	10,700	1,429,627
Household Products–1.71%
Procter & Gamble Co. (The)	35,700	3,673,887
Industrial REITs–0.73%
EastGroup Properties, Inc.	14,200	1,576,200
Internet & Direct Marketing Retail–1.48%
eBay, Inc.	89,000	3,197,770
IT Consulting & Other Services–2.16%
Booz Allen Hamilton Holding Corp.	66,400	4,194,488
CACI International, Inc., Class A(b)	2,300	468,096
		4,662,584
Life & Health Insurance–1.25%
Aflac, Inc.	46,100	2,364,930
Athene Holding Ltd., Class A(b)	8,200	333,330
		2,698,260
Mortgage REITs–0.36%
Chimera Investment Corp.	21,100	384,864
MFA Financial, Inc.	54,200	381,568
		766,432
Office REITs–1.61%
Boston Properties, Inc.	24,700	3,231,501
Equity Commonwealth	7,000	227,990
		3,459,491
Oil & Gas Exploration & Production–1.75%
ConocoPhillips	64,000	3,773,440
Packaged Foods & Meats–3.58%
Hershey Co. (The)	12,900	1,702,284
Mondelez International, Inc., Class A	65,200	3,315,420
Shares		Value
Packaged Foods & Meats–(continued)
TreeHouse Foods, Inc.(b)	51,700	$2,695,121
		7,712,825
Paper Products–1.27%
Domtar Corp.	65,200	2,741,660
Pharmaceuticals–5.19%
Allergan PLC	24,550	2,992,891
Eli Lilly and Co.	28,200	3,269,508
Endo International PLC(b)	179,700	889,515
Mallinckrodt PLC(b)	66,200	575,278
Merck & Co., Inc.	43,700	3,461,477
		11,188,669
Regional Banks–1.63%
Popular, Inc. (Puerto Rico)	67,400	3,518,954
Research & Consulting Services–0.21%
Thomson Reuters Corp. (Canada)	7,100	452,199
Residential REITs–0.57%
Equity LifeStyle Properties, Inc.	5,000	608,300
Equity Residential	8,100	620,217
		1,228,517
Restaurants–5.01%
Brinker International, Inc.	43,900	1,649,323
Darden Restaurants, Inc.	29,100	3,384,912
Starbucks Corp.	51,400	3,909,484
Yum! Brands, Inc.	18,100	1,852,535
		10,796,254
Retail REITs–1.58%
Kimco Realty Corp.	93,200	1,621,680
Retail Properties of America, Class A	92,400	1,098,636
Spirit Realty Capital, Inc.	15,900	678,294
		3,398,610
Semiconductors–1.74%
Broadcom, Inc.	12,650	3,183,246
Xilinx, Inc.	5,600	572,936
		3,756,182
Specialized Consumer Services–1.74%
H&R Block, Inc.	142,700	3,745,875
Specialized REITs–6.18%
American Tower Corp.	15,650	3,267,250
EPR Properties	47,700	3,725,370
Lamar Advertising Co., Class A	46,300	3,621,123
Life Storage, Inc.	28,000	2,695,840
		13,309,583
Specialty Chemicals–0.08%
Livent Corp.(b)	27,900	176,328
See accompanying notes which are an integral part of this schedule.
Invesco Low Volatility Equity Yield Fund

Shares		Value
Specialty Stores–1.62%
Dicks Sporting Goods, Inc.	101,000	$3,485,510
Systems Software–1.47%
Oracle Corp.	62,500	3,162,500
Technology Distributors–0.26%
Tech Data Corp.(b)	6,100	552,965
Technology Hardware, Storage & Peripherals–1.57%
Xerox Corp.	110,400	3,379,344
Total Common Stocks & Other Equity Interests (Cost $214,020,014)		210,349,306
Principal Amount
U.S. Treasury Securities–0.25%
U.S. Treasury Bills–0.25%
2.48%, 09/12/2019 (Cost $546,144)(d)(e)	$550,000	546,459
Shares		Value
Money Market Funds–2.10%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(f)	1,583,265	$1,583,265
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(f)	1,130,687	1,131,026
Invesco Treasury Portfolio, Institutional Class, 2.28%(f)	1,809,446	1,809,446
Total Money Market Funds (Cost $4,523,512)		4,523,737
TOTAL INVESTMENTS IN SECURITIES–100.01% (Cost $219,089,670)		215,419,502
OTHER ASSETS LESS LIABILITIES–(0.01)%		(22,211)
NET ASSETS–100.00%		$215,397,291
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. one share of Class B stock of ESH Hospitality, Inc.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	34	June-2019	$4,679,420	$(136,595)	$(136,595)
See accompanying notes which are an integral part of this schedule.
Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Invesco Low Volatility Equity Yield Fund

B.	Securities Transactions and Investment Income — (continued)
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$210,349,306	$—	$—	$210,349,306
U.S. Treasury Securities	—	546,459	—	546,459
Money Market Funds	4,523,737	—	—	4,523,737
Total Investments in Securities	214,873,043	546,459	—	215,419,502
Other Investments - Liabilities*
Futures Contracts	(136,595)	—	—	(136,595)
Total Investments	$214,736,448	$546,459	$—	$215,282,907

*	Unrealized appreciation (depreciation).
Invesco Low Volatility Equity Yield Fund